EXHIBIT n.2

                                 PHOENIX FUNDS
                                       And
                             PHOENIX PARTNERS FUNDS
                                  (the "Funds")

                           FIRST AMENDMENT TO THE 2004
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940



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                                  PHOENIX FUNDS
                                       And
                             PHOENIX PARTNERS FUNDS
                                  (the "Funds")

                           FIRST AMENDMENT TO THE 2004
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain 2004 Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Trustees of the Funds on August 17, 2004, is hereby amended as follows:

     The Board of Trustees has granted authority for the addition of two new funds:

         Phoenix Global Utilities Fund
         Phoenix Mid-Cap Value Fund

     Accordingly, Schedule A is amended as attached hereto.

This Amendment was approved by the Board of Trustees at a meeting held on August 17, 2004.

                                             /s/ Matthew A. Swendiman
                                             -----------------------------------
                                             Matthew A. Swendiman
                                             Assistant Secretary


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

                                                            SCHEDULE A
                                                      (as of August 17, 2004)

                                                                Class A     Class B     Class C     Class T      Class X     Class Y
                                                                -------     -------     --------    -------      -------     -------
Phoenix Equity Trust
   Phoenix-Aberdeen Worldwide Opportunities Fund                    X           X           X
   Phoenix Mid-Cap Value Fund                                       X                       X

Phoenix Equity Series Fund:
   Phoenix-Oakhurst Growth & Income Fund                            X           X           X

Phoenix-Goodwin California Tax-Exempt Bond Fund                     X           X

Phoenix Institutional Mutual Funds
   Phoenix Institutional Bond Fund                                                                                   X           X

Phoenix Investment Trust 97:
   Phoenix Small Cap Value Fund                                     X           X           X
   Phoenix-Oakhurst Value Equity Fund                               X           X           X

Phoenix-Kayne Funds
   Phoenix-Kayne California Intermediate
      Tax-Free Bond Fund                                                                                             X
   Phoenix-Kayne Intermediate Total Return Bond Fund                                                                 X
   Phoenix-Kayne International Fund                                 X           X           X                        X
   Phoenix-Kayne Rising Dividends Fund                              X           X           X                        X
   Phoenix-Kayne Small-Mid Cap Fund                                 X           X           X                        X

Phoenix Multi-Portfolio Fund:
   Phoenix-Aberdeen International Fund                              X           X           X
   Phoenix-Duff & Phelps Real Estate Securities Fund                X           X           X
   Phoenix-Goodwin Emerging Markets Bond Fund                       X           X           X
   Phoenix-Goodwin Tax-Exempt Bond Fund                             X           X

Phoenix Multi-Series Trust
   Phoenix-Goodwin Multi-Sector Fixed Income Fund                   X           X           X
   Phoenix Goodwin Multi-Sector Short Term Bond Fund                X           X           X            X           X

Phoenix-Oakhurst Income & Growth Fund
   Phoenix-Oakhurst Income & Growth Fund                            X           X           X
   Phoenix Global Utilities Fund                                    X                       X

Phoenix-Oakhurst Strategic Allocation Fund                          X           X           X

Phoenix Partner Select Funds
   Wealth Builder Fund                                              X                       X
   Wealth Guardian Fund                                             X                       X

Phoenix Portfolios
   Phoenix Market Neutral Fund                                         X           X           X


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


                                              SCHEDULE A (continued)
                                              (as of August 17, 2004)

                                                                Class A     Class B     Class C     Class T      Class X     Class Y
                                                                -------     -------     --------    -------      -------     -------
Phoenix Seneca Funds
   Phoenix-Seneca Bond Fund                                         X           X           X                        X
   Phoenix-Seneca Mid-Cap "Edge" Fund                               X           X           X                        X
   Phoenix-Seneca Equity Income Fund                                X           X           X                        X

Phoenix Series Fund:
   Phoenix-Duff & Phelps Core Bond Fund                             X           X           X
   Phoenix-Engemann Mid-Cap Growth Fund
   (fomerly Phoenix-Engemann Aggressive Growth Fund)                X           X           X
   Phoenix-Engemann Capital Growth Fund                             X           X
   Phoenix-Goodwin High Yield Fund                                  X           X           X
   Phoenix-Goodwin Money Market Fund                                X
   Phoenix-Oakhurst Balanced Fund                                   X           X

Phoenix Strategic Equity Series Fund:
   Phoenix-Seneca Growth Fund                                       X           X           X                        X
   Phoenix-Seneca Strategic Theme Fund                              X           X           X